Exhibit 21

Sara Lee Corporation

Following is a list of active subsidiaries of the registrant. Subsidiaries that are inactive or exist solely to protect business names but do not conduct business have been omitted. The omitted subsidiaries, considered in the aggregate, do not constitute a significant subsidiary.

UNITED STATES SUBSIDIARIES

Name	Jurisdiction of Formation

EGR CALIFORNIA REGION SUPPORT SERVICES, INC.	California
BRYAN FOODS, INC.	Delaware
CONTINENTAL COFFEE PRODUCTS COMPANY	Delaware
COURTAULDS TEXTILES U.S., INC.	Delaware
EARTHGRAINS BAKING COMPANIES, INC.	Delaware
EARTHGRAINS INTERNATIONAL HOLDINGS, INC.	Delaware
EGBERT LLC	Delaware
EGR INTERNATIONAL, INC.	Delaware
EGR RESOURCES, INC.	Delaware
EGR TEXAS GENERAL PARTNER, LLC	Delaware
INTERNATIONAL AFFILIATES & INVESTMENT LLC	Delaware
METZ HOLDINGS, INC.	Delaware
SARA LEE—KIWI HOLDINGS, INC.	Delaware
SARA LEE BAKERY GROUP, INC.	Delaware
SARA LEE CHAMPION EUROPE, INC.	Delaware
SARA LEE COFFEE LLC	Delaware
SARA LEE EQUITY II , LLC	Delaware
SARA LEE EQUITY, L.L.C.	Delaware
SARA LEE FOODS, INC.	Delaware
SARA LEE FRANCE, L.L.C.	Delaware
SARA LEE FRENCH FUNDING COMPANY L.L.C	Delaware
SARA LEE FRENCH INVESTMENT COMPANY, L.L.C.	Delaware
SARA LEE FRESH, INC.	Delaware
SARA LEE GLOBAL FINANCE, L.L.C.	Delaware
SARA LEE INTERNATIONAL LLC	Delaware
SARA LEE INTERNATIONAL FINANCE CORPORATION	Delaware
SARA LEE INTERNATIONAL FUNDING COMPANY L.L.C.	Delaware
SARA LEE INTERNATIONAL INVESTMENT, L.L.C.	Delaware
SARA LEE INVESTMENTS, INC.	Delaware
SARA LEE MEXICANA HOLDINGS INVESTMENT, L.L.C.	Delaware
SARA LEE REAL ESTATE HOLDING COMPANY, INC.	Delaware
SARA LEE U.K. DEPOSITOR L.L.C.	Delaware
SARA LEE U.K. HOLDINGS, INC.	Delaware
SARA LEE U.K. LEASING, L.L.C.	Delaware
SARA LEE/DE US LLC	Delaware
SARAMAR, L.L.C.	Delaware
SHOCK ABSORBER U.S. INC.	Delaware
SOUTHERN FAMILY FOODS, L.L.C.	Delaware
SPECIALTY BUYING, INC.	Delaware
WS REAL ESTATE, LLC	Delaware

Name	Jurisdiction of Formation

DJW INCORPORATED	Kentucky
METZ BAKING COMPANY, L.L.C.	Iowa
BUTTER KRUST BAKING COMPANY, INC.	Pennsylvania
SYNERGY ENTERPRISES, INC.	Tennessee
EARTHGRAINS REFRIGERATED DOUGH PRODUCTS, L.P.	Texas

NON-UNITED STATES SUBSIDIARIES

AOSTE ARGENTINA	Argentina
SARA LEE APPAREL (AUSTRALASIA) PTY. LTD.	Australia
SARA LEE AUSTRALIA	Australia
SARA LEE AUSTRALIA & NZ PTY. LTD.	Australia
SARA LEE FOOD & BEVERAGE (AUSTRALIA) PTY. LTD.	Australia
SARA LEE FOOD HOLDINGS PTY. LTD.	Australia
SARA LEE FOODSERVICE (AUSTRALIA) PTY. LTD.	Australia
SARA LEE GROUP (AUSTRALIA) PTY LTD	Australia
SARA LEE HOLDINGS (AUSTRALIA) PTY. LTD.	Australia
SARA LEE HOUSEHOLD & BODY CARE (AUSTRALIA) PTY LTD.	Australia
SL/DE AUSTRALIA PTY LTD	Australia
SL/DE Holdings (Australia) Pty. Ltd.	Australia
DOUWE EGBERTS KAFFEE SYSTEME VERTIEB GmbH	Austria
SANTORA KAFFEE GmbH	Austria
SARA LEE HOUSEHOLD AND BODY CARE OSTERREICH GMBH	Austria
AOSTE BELGIQUE B.V.	Belgium
BI BELGIUM b.v.b.a.	Belgium
DOUWE EGBERTS COFFEE SYSTEMS N.V.	Belgium
DOUWE EGBERTS N.V.	Belgium
IMPERIAL COORDINATION CENTER BVBA	Belgium
IMPERIAL HOLDING N.V.	Belgium
IMPERIAL MEAT PRODUCTS N.V.	Belgium
INTRADAL PRODUKTIE BELGIUM NV	Belgium
JACQMOTTE N.V.	Belgium
SARA LEE HOUSEHOLD AND BODY CARE BELGIUM N.V.	Belgium
Sara Lee Knit Products Europe B.V.B.A.	Belgium
SARA LEE/DE IMMO N.V.	Belgium
ZWARTE KAT B.V.B.A.	Belgium
CONOPLEX INSURANCE COMPANY LTD.	Bermuda
Sara Lee Cafes Do Brasil Ltda.	Brazil
DOUWE EGBERTS COFFEE SYSTEMS LIMITED	Canada
Sara Lee Coffee & Tea Ltd.	Canada
TANA CANADA, INC.	Canada
FUJIAN SARA LEE CONSUMER PRODUCTS CO. LTD.	China
KIWI BRANDS TIANJIN CO. LTD.	China
NUTRI-METICS INTERNATIONAL (GUANGZHOU) LTD.	China
SARA LEE/DE (CYPRUS) LIMITED	Cyprus
SARA LEE/DE INVESTMENTS (CYPRUS) LIMITED	Cyprus
BALIRNY DOUWE EGBERTS A.S.	Czech Republic
A/S BLUMOLLER	Denmark
MERRILD KAFFE A/S	Denmark
Sara Lee Intimates Scandinavia A/S	Denmark

Name	Jurisdiction of Formation

SARA LEE/DE NORDIC FINANCE K/S	Denmark
APD Chemicals Limited	England
Aris Isotoner UK Limited	England
Ashe Chemical Limited	England
Coffee Complete Limited	England
Courtaulds Textiles (Holdings) Limited	England
Courtaulds Textiles Limited	England
DOUWE EGBERTS COFFEE SYSTEMS LIMITED	England
Douwe Egberts UK Limited	England
Elbeo Limited	England
Inter Food Service Limited	England
Jacqmotte Limited	England
Kiwi (EA) Limited	England
Kiwi Caribbean Limited	England
Kiwi Holdings	England
Kiwi Overseas Investments Limited	England
Laurentis UK Limited	England
New Way Packaged Products Limited	England
Playtex Limited	England
Sara Lee (UK Investments) Limited	England
Sara Lee Acquisition Limited	England
Sara Lee Bakery UK Limited	England
Sara Lee Finance UK	England
Sara Lee Household & Body Care UK Limited	England
Sara Lee Investments	England
Sara Lee UK Holdings Limited	England
Sara Lee UK Limited	England
Sara Lee UK Pension Trustee Limited	England
Sara Lee/DE Holdings Limited	England
Sara Lee/DE International Finance	England
Sara Lee/DE International Investments	England
Temana International Limited	England
Zambesi Finance	England
SARA LEE PERSONAL PRODUCTS (FIJI) LIMITED	Fiji
ABCI SASU	France
AOSTE EXPORT SNC	France
AOSTE FOOD SERVICE SA	France
AOSTE HOLDING SNC	France
AOSTE LIBRE SERVICE PRETRANCHE SNC	France
AOSTE MANAGEMENT SASU	France
AOSTE SNC	France
AOSTE TRAITEUR SNC	France
BI FRANCE SARL	France
CALIXTE PRODUCTEUR SNC	France
COCHONOU SNC	France
Courtaulds Textiles Holding S.A.S.	France
CT DIFFUSION SNC	France
DEF FINANCE S.N.C.	France
DEF HOLDING S.N.C.	France
DOUWE EGBERTS COFFEE SYSTEMS FRANCE S.N.C.	France

Name	Jurisdiction of Formation

DOUWE EGBERTS FRANCE S.N.C.	France
ET.G.Y. SASU	France
EuroDough, S.A.S.	France
Euro-Raulet, S.A.S.	France
EuroRol, S.A.S.	France
EuroVita, S.A.S.	France
GIE G-SEC	France
JUSTIN BRIDOU SNC	France
KIWI HOLDINGS S.N.C.	France
Salaisons du Douesy SASU	France
Sara Lee Charcuterie, S.A.	France
Sara Lee France Finance S.A.S.	France
Sara Lee France S.N.C.	France
SARA LEE HOUSEHOLD AND BODY CARE FRANCE S.N.C.	France
Sara Lee/DE France S.A.S.	France
SDP RUNGIS S.A.	France
SEC, SNC f/k/a Sara Lee French Holdco 1 S.A.	France
SOCIETE DES SALAISONS DE BALANOD SNC	France
TRADI FRANCE S.A.	France
Allsohl GmbH	Germany
AOSTE SB GMBH	Germany
BAMA INTERNATIONAL, a branch of Sara Lee Deutschland GmbH	Germany
COFFENCO INTERNATIONAL GMBH	Germany
CONTENTA GMBH & CO. KG	Germany
DEFACTO DEUTSCHLAND GMBH	Germany
DOUWE EGBERTS COFFEE AND TEA CONSUMER PRODUCTS GMBH	Germany
DOUWE EGBERTS GMBH	Germany
FAIRWIND GMBH	Germany
Jensen & Graf Kaffeespezialitaten GmbH	Germany
Justepas GmbH	Germany
Meltonian GmbH	Germany
SARA LEE DEUTSCHLAND GmbH	Germany
SARA LEE FOODS GERMANY GMBH	Germany
Sara Lee Germany GmbH	Germany
Sara Lee Household & Body Care, a branch of Sara Lee Deutschland GmbH	Germany
SARA LEE/DE HOLDING GMBH	Germany
STROZZI VERMOGENSVERWALTUNG GMBH	Germany
Vatter GmbH	Germany
Yourstep GmbH	Germany
FORSEL CONSUMER A.E.	Greece
SARA LEE COFFEE AND TEA HELLAS S.A.	Greece
SARA LEE HELLAS A.E.	Greece
Sara Lee Holdings Hellas E.P.E.	Greece
NUTRI-METICS INTERNATIONAL (HONG KONG) LIMITED	Hong Kong
SARA LEE HONG KONG LTD.	Hong Kong
SARA LEE HUNGARY KAVE ES TEA KERESKEDELMI KFT.	Hungary
SARA LEE KAVE ES TEA ELELMIEZER FELDOLGOZO, CSOMAGOLO, KERESKEDELMI RT	Hungary
GODREJ SARA LEE LTD.	India
SARA LEE HOUSEHOLD AND BODY CARE INDIA PVT. LTD.	India

Name	Jurisdiction of Formation

P.T. PREMIER VENTURES INDONESIA	Indonesia
P.T. SARA LEE BODY CARE INDONESIA TBK	Indonesia
P.T. SARA LEE HOUSEHOLD INDONESIA	Indonesia
P.T. SARA LEE INDONESIA	Indonesia
P.T. SARA LEE TRADING INDONESIA	Indonesia
P.T. SURIA YOZANI INDONESIA	Indonesia
Sara Lee (Ireland) Limited	Ireland
Linnyshaw Insurance Limited	Isle Of Man
EURODOUGH ITALIA SRL	Italy
SARA LEE HOUSEHOLD AND BODY CARE ITALY S.p.A.	Italy
KIWI CARIBBEAN LTD.	Jamaica
SARA LEE HOUSEHOLD AND BODY CARE KENYA LTD.	Kenya
SARA LEE BALTIC, S.I.A.	Latvia
AGEPAL SARL	Luxembourg
SARA LEE COFFEE LUXEMBOURG S.a.r.L.	Luxembourg
SARA LEE FINANCE LUXEMBOURG SARL	Luxembourg
SARA LEE HOUSEHOLD AND BODY CARE (MALAWI) LTD.	Malawi
HOMESAFE PRODUCTS (M) SDN. BHD.	Malaysia
KIWI MANUFACTURING SDN. BHD.	Malaysia
SARA LEE MALAYSIA SDN. BHD.	Malaysia
SARA LEE SOUTH EAST ASIA SDN BHD	Malaysia
2476230 MALTA LIMITED	Malta
UNDERWEAR LIMITED	Malta
SARA LEE MAURITIUS HOLDING PTE LTD.	Mauritius
CONGELACION Y CONSERVACION DE ALIMENTOS, S. de R.L. de C.V.	Mexico
DECS GLOBAL NETWORK MEXICANA, S.A. DE C.V.	Mexico
DECS INTERNATIONAL MEXICO, S.A. DE C.V.	Mexico
Mexican Traders S.A. de C.V.	Mexico
Qualtia Alimentos Comercial S. de R.L. de C.V.	Mexico
Qualtia Alimentos Operaciones, S. de R.L. de C.V.	Mexico
Qualtia Alimentos S. de R.L. de C.V.	Mexico
Qualtia Alimentos Servicios Comerciales S. de R.L. de C.V.	Mexico
SARA LEE HOUSEHOLD AND BODY CARE DE MEXICO S. DE R.L. DE C.V.	Mexico
SARA LEE MEXICAN FUNDING, S. de R.L. de C.V.	Mexico
AVORY SHLAIN COSMETICS (NAMIBIA) PTY. LTD.	Namibia
BARO BESTUURSMAATSCHAPPIJ B.V.	Netherlands
BEHEERSMAATSCHAPPIJ BEVEM B.V.	Netherlands
BETKE HOLLANDSCHE CACAPRODUCTEN EXPORT MAATSCHAPPIJ B.V.	Netherlands
BIOTEX BV	Netherlands
BUTTRESS B.V.	Netherlands
COMMANDANT B.V.	Netherlands
COOPERATIEVE DOUWE EGBERTS FINANCE U.A.	Netherlands
COOPERATIEVE SARA LEE HOUSEHOLD AND BODY CARE FINANCE U.A.	Netherlands
DECAF B.V.	Netherlands
DECOMA OPERATING B.V.	Netherlands
DEFACTO B.V.	Netherlands
DEJ INTERNATIONAL RESEARCH COMPANY B.V.	Netherlands

Name	Jurisdiction of Formation

DETREX B.V.	Netherlands
DETREX NEDERLAND B.V.	Netherlands
DOUWE EGBERTS (Y) B.V.	Netherlands
DOUWE EGBERTS BELEGGINGSMAATSCHAPPIJ B.V.	Netherlands
DOUWE EGBERTS COFFEE CARE B.V.	Netherlands
DOUWE EGBERTS COFFEE SYSTEMS GLOBAL NETWORK B.V.	Netherlands
DOUWE EGBERTS COFFEE SYSTEMS INTERNATIONAL B.V.	Netherlands
DOUWE EGBERTS COFFEE SYSTEMS NEDERLAND B.V.	Netherlands
DOUWE EGBERTS COFFEE SYSTEMS OPERATING B.V.	Netherlands
DOUWE EGBERTS COFFEE TREATMENT & SUPPLY B.V.	Netherlands
DOUWE EGBERTS DIENSTEN BV	Netherlands
DOUWE EGBERTS GLOBAL NETWORK B.V.	Netherlands
DOUWE EGBERTS HOLDINGS BV	Netherlands
DOUWE EGBERTS NEDERLAND B.V.	Netherlands
DOUWE EGBERTS RHO BV	Netherlands
DOUWE EGBERTS SIGMA BV	Netherlands
DOUWE EGBERTS TAU BV	Netherlands
DOUWE EGBERTS VAN NELLE PARTICIPATIONS B.V.	Netherlands
DROSTE ADMINISTRATIE MAATSCHAPPIJ B.V.	Netherlands
DROSTE INKOOP MAATSCHAPPIJ B.V.	Netherlands
DUYVIS B.V.	Netherlands
DUYVIS PRODUCTION B.V.	Netherlands
Earthgrains European Holdings, C.V.	Netherlands
Earthgrains European Investments, B.V.	Netherlands
EURAGRAL B.V.	Netherlands
FIHOMIJ B.V.	Netherlands
FINDEGGO FINANCE (GERMANY) B.V.	Netherlands
FINDEGGO INVESTMENTS B.V.	Netherlands
I. TAS EZN B.V.	Netherlands
INTEC B.V.	Netherlands
INTERVEND AUTOMATEN B.V.	Netherlands
KIWI EUROPEAN HOLDINGS B.V.	Netherlands
KONINKLIJKE DOUWE EGBERTS B.V.	Netherlands
LASSIE B.V.	Netherlands
LAURENTIS B.V.	Netherlands
LODA B.V.	Netherlands
MARANDER ASSURANTIE COMPAGNIE B.V.	Netherlands
MEESTER STEGEMAN C.V.	Netherlands
MEINDERSMA B.V.	Netherlands
NATRENA B.V.	Netherlands
PLADUS B.V.	Netherlands
REDIPRO B.V.	Netherlands
Sara Lee B.A. B.V.	Netherlands
SARA LEE COFFEE & TEA ASIA B.V.	Netherlands
SARA LEE EXPORT B.V.	Netherlands
SARA LEE FOODS EUROPE B.V.	Netherlands
SARA LEE FOODS NETHERLANDS B.V.	Netherlands
SARA LEE FOODS PARTICIPATIES B.V.	Netherlands
Sara Lee Household & Body Care Nederland B.V.	Netherlands
SARA LEE HOUSEHOLD & BODY CARE RESEARCH, a branch of Sara Lee Household & Body Care International B.V.	Netherlands

Name	Jurisdiction of Formation

Sara Lee Household and Body Care International B.V.	Netherlands
Sara Lee International BV	Netherlands
Sara Lee Intimates Nederland B.V.	Netherlands
SARA LEE INVESTMENTS GREECE B.V.	Netherlands
SARA LEE/DE BEHEERSMAATSCHAPIJ B.V.	Netherlands
SARA LEE/DE CLEARING B.V.	Netherlands
SARA LEE/DE FINANCE B.V.	Netherlands
SARA LEE/DE FINANCIERINGSMAATSCHAPPIJ B.V.	Netherlands
SARA LEE/DE INVESTMENTS B.V.	Netherlands
SARA LEE/DE N.V.	Netherlands
SARA LEE/DE SERVICES BV	Netherlands
SARAMAR EUROPE B.V.	Netherlands
TANA B.V.	Netherlands
ZIJLSTRA’S MEUBELFABRIEK B.V.	Netherlands
CAITLIN FINANCIAL CORPORATION N.V.	Netherlands Antilles
CODEF FINANCIAL SERVICES CV	Netherlands Antilles
COFICO N.V.	Netherlands Antilles
DEFICO N.V.	Netherlands Antilles
SARA LEE/DE ANTILLES N.V.	Netherlands Antilles
SARA LEE/DE FINANCE (ANTILLES) N.V.	Netherlands Antilles
SARA LEE/DE FINANCE S.E.P.	Netherlands Antilles
SARA LEE/DE INVESTMENTS (ANTILLES) NV	Netherlands Antilles
SARA LEE/DE TRADING (Antilles) N.V.	Netherlands Antilles
SARA LEE (NZ) LTD.	New Zealand
SARA LEE FOODSERVICE (NZ) LTD.	New Zealand
Sara Lee Group (N.Z.) Ltd.	New Zealand
SARA LEE HOLDINGS (NZ) LTD.	New Zealand
Kiwi (Nigeria) Limited	Nigeria
KAFFEHUSET FRIELE A/S	Norway
SARA LEE HOUSEHOLD & BODY CARE NORGE AS	Norway
SARA LEE CANADA HOLDINGS LIMITED	Nova Scotia
PERVEZ INDUSTRIAL CORPORATION PTE. LTD.	Pakistan
METROLAB INDUSTRIES, INC.	Philippines
SARA LEE PHILIPPINES INC.	Philippines
BAMA Polska Sp. z.o.o.	Poland
PRZEDIEBIORSTWO PRIMA SA	Poland
SARA LEE HOUSEHOLD AND BODY CARE POLAND Sp.z.o.o.	Poland
BIMBO-PRODUCTOS ALIMENTARES SOCOEDADE UNIPESSOAL, LIMITADA	Portugal
DOUWE EGBERTS PORTUGAL - PRODUTOS ALIMENTARES LDA.	Portugal
INDUSTRIAS DE CARNES NOBRE, S.A.	Portugal
SARA LEE HOUSEHOLD AND BODY CARE PORTUGAL, PRODUTOS DE CONSUMO Lda	Portugal
SARA LEE PORTUGAL - SGPS, SOCIEDADA UNIPESSOAL, LIMITADA	Portugal
Sara Lee/DE Espana, Portuguese Branch	Portugal
DOUW EGBERTS RUSSBRANDS Z.A.O.	Russian Federation
SARA LEE EXPORT B.V. (Rep. Office)	Russian Federation
SARA LEE SINGAPORE PTE LTD.	Singapore
SARA LEE SLOVAKIA, s.r.o.	Slovak Republic
Vatter Slovakia a.s.	Slovak Republic

Name	Jurisdiction of Formation

Courtaulds Lingerie (SA) (Proprietary) Limited	South Africa
SARA LEE (SOUTH AFRICA) PTY LTD.	South Africa
South African Gossard (Proprietary) Limited	South Africa
AOSTE ESPANA S.A.	Spain
Bimbo, S.A.	Spain
Bimbo-Martinez Comercial, S.L.	Spain
CAFES A LA CREMA J. MARCILLA Y CAFES SOLEY, S.L.	Spain
Catdes, S.A.	Spain
MARCILLA COFFEE SYSTEMS S.A.	Spain
Pimad, S.A.	Spain
SARA LEE BAKERY IBERIA CORPORATIVA, S.L.	Spain
SARA LEE BAKERY IBERIAN INVESTMENTS, S.L.	Spain
Sara Lee Branded Apparel Espana S.L.	Spain
SARA LEE ESPANA, S.A.	Spain
Sara Lee Finance Spain S.L.	Spain
SARA LEE SOUTHERN EUROPE, S.L.	Spain
Sara Lee/DE Espana S.A.	Spain
GODREJ SARA LEE LANKA PVT. LTD.	Sri Lanka
SARA LEE HOUSEHOLD & BODY CARE LANKA PVT. LTD.	Sri Lanka
MERRILD COFFEE SYSTEMS AB	Sweden
OPUS HEALTH CARE AB	Sweden
SARA LEE HOUSEHOLD & BODY CARE SVERIGE AB	Sweden
Sara Lee Intimates Scandinavia AB	Sweden
DECOTRADE AG	Switzerland
PRODUCT SUPPLIERS A.G.	Switzerland
SARA LEE HOUSEHOLD AND BODY CARE SCHWEIZ AG	Switzerland
TELEC A.G.	Switzerland
KIWI (THAILAND) LTD	Thailand
SARA LEE (THAILAND) LTD.	Thailand
SARA LEE COFFEE & TEA (THAILAND) LTD.	Thailand
Gromtex S.A.R.L.	Tunisia
KRS S.A.R.L.	Tunisia
P.T.X. Tunisie S.A.R.L.	Tunisia
GOSSARD TEKSTIL SANAYI VE TICARET LIMITED SIRKETI	Turkey
SARA LEE HOUSEHOLD AND BODY CARE (TURKEY), REP. OFFICE	Turkey
SARA LEE HOUSEHOLD & BODY CARE UGANDA LTD.	Uganda
TRICOBEST UKRAINE	Ukraine
UNINEX S.A.	Uruguay
SARA LEE HOUSEHOLD AND BODY CARE ZAMBIA LTD.	Zambia
KIWI BRANDS (PRIVATE) LIMITED	Zimbabwe
SARA LEE HOUSEHOLD AND BODY CARE ZIMBABWE PTE LTD.	Zimbabwe